SCUDDER
                                                                 INVESTMENTS(SM)
                                                                     [LOGO]


--------------------------
BOND/TAX FREE
--------------------------

Scudder High Yield
Tax Free Fund


Semiannual Report
November 30, 2000



The fund seeks to provide a high level of income exempt from regular federal income tax.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      14   Glossary of Investment Terms

                      15   Investment Portfolio

                      25   Financial Statements

                      29   Financial Highlights

                      31   Notes to Financial Statements

                      39   Shareholder Meeting Results

                      40   Officers and Trustees

                      41   Investment Products and Services

                      43   Account Management Resources

Scudder High Yield Tax Free Fund

--------------------------------------------------------------------------------
Class AARP                  ticker symbol SHYFX                 fund number 108
Class S                     ticker symbol SHYTX                 fund number 008
--------------------------------------------------------------------------------

Date of           o    Scudder High Yield Tax Free Fund -- Class S shares
Inception:             posted a total return of 5.57% for its most recent
1/22/87                semiannual period ended November 30, 2000. The fund
                       displayed strong competitive performance, outpacing the 3.83% average performance of the fund's peers over the same period, according to Lipper, Inc.^1

Total Net         o    For the one-, three-, five-, and ten-year periods, the
Assets as              fund's total returns placed it in the top 6% of similar
of 11/30/00--          municipal bond funds as tracked by Lipper. The fund
                       also ranked number one according to Lipper for five-
Class AARP:            and ten-year total return performance versus its peers.
$0.4 million           Please see page 9 for additional Lipper performance
                       information.

Class S:          o    As of November 30, 2000, the 30-day net annualized SEC
$461 million           yield of the Class S shares' was 5.47%, equivalent to
                       an 8.55% taxable yield for investors subject to the 36% maximum federal income tax rate.

                  o Scudder High Yield Tax Free Fund received an overall Morningstar Rating(TM)of five stars out of 1717 tax free funds as of November 30, 2000.^2


^1 Source: Lipper, Inc. an independent analyst of investment performance.
   Performance includes reinvestment of dividends, pertains only to Class S shares, and is no guarantee of future results.

^2 Morningstar proprietary rankings reflect historical risk-adjusted performance as of November 30, 2000, and apply only to Class S shares. Ratings are subject to change monthly, and past performance does not guarantee future results. Morningstar ratings are calculated from the Fund's three- and five-year average annual returns in excess of 90-day Treasury bills with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The fund received five stars for the three-year period, five stars for the five-year period, and five stars for the ten-year period. The top 10% of funds in a broad asset classes receive 5 stars and the next 22.5% receive 4 stars. The fund was rated among 1717, 1476, and 439 funds in its broad asset class for the three-, five-, and ten-year periods, respectively.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report to you on Scudder High Yield Tax Free Fund's most recent semiannual period ended November 30, 2000. Class S shares of the fund posted a 5.57% total return for the period. In addition, the fund remains the number one high yield tax-exempt fund for total return, as ranked by Lipper, Inc., over the five- and ten-year periods ended November 30, and ranks in the top 6% of similar funds over the one-, three-, five-, and ten-year periods according to Lipper.

Scudder High Yield Tax Free Fund seeks to provide a high level of income exempt from regular federal income tax. It does this by investing most of its assets in securities across the credit quality spectrum -- at least 50% of assets are invested in the top four credit quality grades, and up to 50% of assets are invested in high yield bonds of the fifth and sixth credit grades (as low as grade B). Municipal bonds held in the fund's portfolio finance public transportation, road and bridge construction, colleges and universities, hospitals, and other projects or entities. The fund's managers look for securities that appear to offer the best total return potential, and normally prefer those that cannot be called in before maturity. In making buy and sell decisions, the managers weigh a number of factors against each other, from economic outlooks to supply and demand within the municipal market.

Please see the Portfolio Management Discussion beginning on page 9 for additional information on the fund's performance, strategy, and outlook.

In closing, we thought you'd like to know that we believe municipal bonds currently represent attractive value when compared with U.S. government securities: Yields of 10-year municipal bonds were 86% as high as yields of comparable Treasuries as of November 30. This means that -- on an after-tax basis -- an individual in an income tax bracket higher than 15% would be better off owning municipal securities over Treasuries.* Of course, Treasury securities are backed by the full faith and credit of the U.S. government, but municipal bonds are considered "next in line" in terms of creditworthiness. And with their superior liquidity and diversification compared with the holding of individual bonds, municipal bond funds represent a convenient way to seek attractive yields and steady total returns.

Thank you for investing with Scudder. If you have any questions regarding Scudder High Yield Tax Free Fund, please call 1-800-SCUDDER, or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Linda C. Coughlin

Linda C. Coughlin

President

Scudder High Yield Tax Free Fund

* Source: Zurich Scudder Investments, Inc.

Performance Update
--------------------------------------------------------------------------------
                                                               November 30, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

               Scudder High      Lehman Brothers
               Yield Tax Free    Municipal Bond
               Fund -- Class S   Index*

     '90           10000              10000
     '91           11030              11026
     '92           12408              12133
     '93           14047              13477
     '94           12940              12769
     '95           15523              15183
     '96           16416              16075
     '97           18075              17231
     '98           19446              18569
     '99           19255              18368
     '00           20404              19868

                Yearly periods ended November 30


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                               Growth of                              Average
Period ended 11/30/2000         $10,000             Cumulative         Annual
--------------------------------------------------------------------------------
Scudder High Yield Tax Free Fund -- Class S
--------------------------------------------------------------------------------
1 year                         $  10,597                5.97%            5.97%
--------------------------------------------------------------------------------
5 year                         $  13,145               31.45%            5.62%
--------------------------------------------------------------------------------
10 year                        $  20,404              104.04%            7.39%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
--------------------------------------------------------------------------------
1 year                         $  10,816                8.16%            8.16%
--------------------------------------------------------------------------------
5 year                         $  13,085               30.85%            5.52%
--------------------------------------------------------------------------------
10 year                        $  19,868               98.68%            7.10%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------




THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER HIGH YIELD TAX FREE FUND -- CLASS S TOTAL RETURN (%) AND LEHMAN BROTHERS MUNICIPAL BOND INDEX* TOTAL RETURN (%)

                        Yearly periods ended November 30

             1991   1992   1993    1994   1995   1996   1997   1998   1999   2000
------------------------------------------------------------------------------------
Class Total
Return (%)   10.30  12.49  13.21  -7.88   19.96   5.75  10.11   7.58   -.98   5.97
------------------------------------------------------------------------------------
Index Total
Return (%)   10.26  10.04  11.08  -5.25   18.91   5.88   7.19   7.77  -1.08   8.16
------------------------------------------------------------------------------------
Net Asset
Value ($)    11.37  11.78  12.33  10.37   12.11  12.11  12.63  12.92  12.16  12.18
------------------------------------------------------------------------------------
Income
Dividends
($)            .76    .72    .67    .67     .67    .67    .67    .65    .64    .56
------------------------------------------------------------------------------------
Capital
Gains
Distributions
($)            .21    .27    .28     --      --     --     --     --     --     --
------------------------------------------------------------------------------------


* The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.

   On May 1, 2000, existing shares of the Fund were redesignated as Class S shares and generally are not available to new investors. In addition, on October 2, 2000, the Fund commenced offering class AARP shares. The total return information provided is for the Fund's Class S shares.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the expenses, total returns for the class would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               November 30, 2000

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Hospital/Health/Senior Care 30%                    Diversification remains
State General Obligation/                            an important strategy
Lease                       12%                     for the fund, allowing
Project Revenue/Special                           us to spread risk over a
Assessment                   9%                   large number of sectors,
Port/Airport Revenue         6%                            maturities, and
Electric Utility Revenue     4%                          geographic areas.
Sales/Special Tax            4%
Housing Finance Authority    3%
Toll Revenue/Transportation  2%
Miscellaneous Municipal     30%
------------------------------------
                           100%
------------------------------------



--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------
A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

AAA                         29%                         We gradually increased
AA                           5%                       the fund's allocation in
A                           13%                           bonds rated BB and B
BBB                         20%                        over the period to take
Not Rated                   33%                          advantage of the wide
------------------------------------                   spread in yield between
                           100%                        lower- and higher-rated
------------------------------------                          municipal bonds.
Weighted Average Quality: AA+



--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------
A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Less than 1                  4%                     During the period, the
    1 < 5                       13%                        fund maintained its
    5 < 8                       13%                     cautious stance on the
    8 < 15                      35%                     market with respect to
[GRAGreater than 15             35%                        interest rate risk.
------------------------------------
                               100%
------------------------------------
    Weighted Average Effective
    Maturity: 13.79 years



For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               November 30, 2000

                     Dear Shareholders,

                     Scudder High Yield Tax Free Fund -- Class S shares posted a 5.57% six-month total return and distinguished itself as the top-ranking high yield municipal bond fund for total return performance over the five- and ten-year periods ended November 30, according to Lipper, Inc. In addition, the fund's six-month return outpaced the 3.83% average return of its 79 peers as defined by Lipper. The fund's results also placed it in the top 6% of similar funds for the one-, three-, five- and 10-year periods as shown in the table below. The fund's return for the 12 months ended November 30 was 5.97%

                     As of November 30, Scudder High Yield Tax Free Fund received a five-star (highest) rating from Morningstar (see page 2 for additional information). Please turn to the Performance Update on page 5 for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

                     Market Environment

                     The year 2000 was a time of transition for the fixed income markets. Going into the year, the markets were dominated by uncertainty created by Y2K concerns, and fear that a rapidly growing economy would trigger a resurgence of higher inflation. During this time a number


--------------------------------------------------------------------------------
Top-Tier Rankings
(Average annual returns for periods ended November 30, 2000)
--------------------------------------------------------------------------------
                Scudder          Lipper
             High Yield Tax     Average
               Free Fund         Annual                  Number of    Percentile
Period           Return          Return     Rank       Funds Tracked   Ranking
--------------------------------------------------------------------------------
1 Year            5.97%           2.47%      4    of        69         Top 6%
3 Years           4.13%           1.93%      2    of        51         Top 4%
5 Years           5.62%           3.84%      1    of        40         Top 3%
10 Years          7.39%           5.93%      1    of        18         Top 6%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. Performance pertains to Class S shares.

                     of events combined to help bring yields on longer-maturity bonds down (and prices up). The most important of these was the Federal Reserve Board's efforts to keep inflation under control by keeping short-term interest rates high. Early in 2000, the Fed continued to increase the federal funds rate -- from 5.75% to 6.5% -- a campaign which began in 1999. Over the fund's most recent semiannual period the Fed showed that it would remain vigilant by maintaining the Fed Funds rate at a comparatively high 6.5%. As the year unfolded, with very few signs of reemerging inflation, economic indicators began to signal a slowdown in the economy's growth.

                     The bond market responded to signs of a potential slowdown by bidding up bond prices, sending yields lower. (Bond prices and yields move inversely.) In this case, bond market participants reacted favorably to signs of an economic slowdown because it meant that the chances of an increase in inflation were that much less. Typically, bond purchasers are more willing to lend when they believe the yields of the bonds they buy will not be diluted by higher inflation. Over the six months ended November 30, 10-year Treasury bond yields declined three quarters of a percentage point and their prices rose 6%. Over the same time frame, 10-year AAA-rated municipal bond yields declined over half a percentage point, and their prices rose 4.6%. The difference in performance between municipals and Treasuries would have been wider but for strong demand for municipal bonds during 2000 -- demand that pushed up bond prices -- coupled with a reduction in their supply (approximately 20% lower than the previous year).

                     Portfolio Strategy

                     Over the six-month period, the segment of the yield curve of municipal bonds with maturities from 10 to 20 years was steeper than the long-term average. Accordingly, our near-term strategy was to de-emphasize 7- to 10-year bonds and purchase bonds with 15-year maturities to take

--------------------------------------------------------------------------------
An Emerging Yield Advantage:
Scudder High Yield Tax Free Fund's SEC yield versus the yield of 10-year insured municipal bonds, 11/30/99-11/30/00
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

              Scudder High
              Yield Tax Free      10-year insured
              Fund's SEC yield    municipal bonds

    11/30/99       4.79               5.15
                   5.12               5.25
     1/31/00       5.26               5.45
                   5.17               5.38
     3/31/00       5.25               5.15
                   5.48               5.29
     5/31/00       5.77               5.5
                   5.45               5.12
     7/31/00       5.38               4.93
                   5.24               4.79
     9/30/00       5.43               4.96
                   5.44               4.83
    11/30/00       5.47               4.8

--------------------------------------------------------------------------------

Source:  Zurich Scudder Investments, Inc.

                     advantage of attractive yields that were available at that maturity level. In addition, we have been gradually increasing the fund's allocation in bonds rated BB and B to take advantage of wide "credit spreads" (the yield differential between lower- and higher-rated municipal bonds). It should be noted, however, that the fund continues to benefit from a comparatively lower allocation in high yield bonds versus other high yield tax-free funds.

                     Two other elements of our longer-term strategy remained the same during the period:

                     o Focus on premium "cushion" bonds. (High coupon bonds trading at a premium to face value that can be redeemed prior to maturity). We believe that the extra yield provided by cushion bonds adequately compensates the fund for the call feature in the current environment.

                     o Emphasize call protection. Within our call protection strategy, the fund regularly holds a significant percentage of bonds in its portfolio that cannot be redeemed by the issuer before the bond's maturity date. (Bond issuers with call provisions on a bond often redeem a bond early if interest rates decline.) Holding a significant number of call-protected bonds helps the fund provide a steadier stream of income that is less subject to fluctuations in interest rates.

                     In addition, the fund has maintained a cautious stance on the market with respect to interest rate risk. One way of assessing the fund's level of risk (and therefore its level of price sensitivity to changes in interest rates) is through the measurement of "duration." As of November 30, 2000, the fund's average duration was 7.7 years. Duration gives relative weight to both principal and interest payments through the life of a bond and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates. Therefore, the price of a municipal bond fund with a duration that is shorter than that of a similar fund will tend to decline less when interest rates rise.

                     Diversification remains an important strategy for the fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of November 30, the fund held securities issued in 36 states plus the District of Columbia and the Virgin Islands. The Portfolio Summary on page 7 provides more information about the fund's holdings, including quality, maturity, and sector representation.

                     Outlook

                     With recent reductions in supply, attractive long-term yields, and signs of a moderation in the U.S. economy, we believe municipal bonds have the potential to perform well in 2001. We are cautious about the Fed's new recession-fighting track, however. Any indication that the Fed's January 2001 half point reduction in the Fed Funds rate points to a newly red-hot economy would be a cautionary sign for bonds.

                     In terms of fund strategy, we will continue to purchase select lower-rated bonds as we seek to increase the fund's yield without a proportionate increase in risk level. The fund will also seek competitive returns by purchasing 15-year noncallable bonds over the coming months. As always, rather than attempting to make investment decisions based on short-term market movements, we will search for the most attractively valued bonds as we seek a high level of tax-free income for our shareholders.

                     Sincerely,

                     Your Portfolio Management Team

                     /s/Philip G. Condon                /s/Rebecca L. Wilson

                     Philip G. Condon                   Rebecca L. Wilson

Glossary of Investment Terms
--------------------------------------------------------------------------------
              Bond  An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the
                    issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

General Obligation  A municipal bond backed by the "full faith and credit"
              Bond (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

         Inflation  An overall increase in the prices of goods and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                    -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

    Municipal Bond  An interest-bearing debt security issued by a state or local government entity.

   Net Asset Value  The price per share of a mutual fund is based on the sum of
             (NAV) the market value of all the securities owned by the fund, plus assets less liabilities, divided by the number of outstanding shares.

Taxable Equivalent  The level of yield a fully taxable instrument would have to
             Yield provide to equal that of a tax-free municipal bond on an after-tax basis.

  30-Day Sec Yield  The standard yield reference for bond funds, based on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

      Total Return  The most common yardstick to measure the performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Source: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                         as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                              Principal
                                                              Amount ($)   Value ($)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Short-Term Municipal Investments 3.2%
------------------------------------------------------------------------------------

 Alaska
 Valdez, AK, Marine Terminal Revenue, Exxon Pipeline
    Project B, Daily Demand Note, 4.2%*, 12/1/2033 ........    1,500,000    1,500,000
 California
 California Pollution Control Financing Authority, Pacific
    Gas & Electric Corp., Daily Demand Note, 4.55%*,
    11/1/2026 .............................................    1,600,000    1,600,000
 District of Columbia
 District of Columbia, Series B1, Daily Demand Note,
    4.6%*, 6/1/2003 .......................................    1,000,000    1,000,000
 District of Columbia, Series 1991 B, Daily Demand Note,
    4.6%*, 6/1/2003 .......................................    1,000,000    1,000,000
 Florida
 Collier Country, FL, Health Facilities Authority, Hospital
    Revenue, Daily Demand Note, 4.1%*, 1/1/2033 ...........    1,500,000    1,500,000
 Michigan
 University of Michigan, Hospital Revenue, Series 1992 A,
    Daily Demand Note, 4.25%*, 12/1/2019 ..................    2,200,000    2,200,000
 Texas
 Harris County, TX, Health Facilities Authority Revenue,
    St. Lukes Episcopal Hospital:
      Series A, Daily Demand Note, 4.15%*, 2/15/2027 ......    1,000,000
                                                                            1,000,000
      Series A, Daily Demand Note, 4.15%*, 2/15/2027 ......    2,000,000
                                                                            2,000,000
 North Central, TX, Health Facilities Development Corp.,
    Presbyterian Medical Center, Series 1995 D,
    Daily Demand Note, 4.15%*, 12/1/2015 ..................    1,100,000    1,100,000
 Washington
 Washington Health Care Facilities Authority, Sisters of
    Providence, Series 1985 B, Daily Demand Note,
    4.3%*, 10/1/2005 ......................................    1,700,000    1,700,000
 Washington Healthcare Facilities Authority, Series 1985-E,
    Daily Demand Note, 4.3%*, 10/1/2005 ...................    1,100,000    1,100,000

--------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $15,700,000)                  15,700,000
--------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
Long-Term Municipal Investments 96.8%
------------------------------------------------------------------------------------

 Alaska
 North Slope Borough, AK, General Obligation, Capital
    Appreciation, Series 1994 B, Zero Coupon,
    6/30/2005 (b) .........................................    7,600,000    6,095,884

     The accompanying notes are an integral part of the financial statements.

                                                              Principal
                                                              Amount ($)   Value ($)
------------------------------------------------------------------------------------

Arizona
Maricopa County, AZ, Industrial Development Revenue,
   Resource Recovery, Series 1995, 9.25%, 5/1/2015 .......    3,610,000    3,620,361
McDowell Mountain Ranch, AZ, General Obligation,
   Series 1994, 8.25%, 7/15/2019 .........................    3,000,000    3,402,150
California
California Community Development Authority, Apartment
   Development Revenue Bond, Series 1998 A-4,
   5.25%, 5/15/2025 ......................................    3,750,000    3,652,950
California Pollution Control Financing Authority, Solid
   Waste Disposal Revenue, Canadian Fibre of Riverside PJ,
   AMT, Series 1997 A, 9%, 7/1/2019 ......................    6,000,000    3,780,000
Foothill Eastern Transportation Corridor Agency, CA,
   Toll Road Revenue:
     Series 1995 A, Step-up Coupon, 0% to 1/1/2005,
       7.05% to 1/1/2010 .................................    7,000,000    6,316,590
     Series 1995 A, Step-up Coupon, 0% to 1/1/2005,
       7.1% to 1/1/2011 ..................................    4,415,000    4,049,129
     Series 1995 A, Step-up Coupon, 0% to 1/1/2005,
       7.1% to 1/1/2012 ..................................    6,000,000    5,502,780
     Series 1995 A, Step-up Coupon, 0% to 1/1/2005,
       7.15% to 1/1/2014 .................................    2,875,000    2,641,924
Long Beach, CA, Aquarium of the Pacific Project,
   6.1%, 7/1/2010 ........................................    4,500,000    4,640,985
Los Angeles County, CA, Certificate of Participation,
   Marina Del Ray, AMT, Series 1993 A, 6.25%, 7/1/2003 ...    3,495,000    3,568,745
Millbrae California Residential Facilities, AMT,
   Series 1997 A, 7.375%, 9/1/2027 .......................    1,000,000      979,280
Sacramento, CA, City Financing Authority, Convention
   Center Hotel, Series 1999 A, 6.25%, 1/1/2030 ..........    4,000,000    3,905,000
San Francisco, CA, City and County Redevelopment
   Agency, Residential Facility, AMT, Series 1996 A, 8.5%,
   12/1/2026 .............................................    2,000,000    1,889,660
San Joaquin, CA, Transportation Corridor Agency:
   Series 1993, Prerefunded 1/1/2008, Step-up Coupon,
     0% to 1/1/2002 (c) ..................................    5,000,000    5,546,100
   Series 1993, Prerefunded 1/1/2008, Step-up Coupon,
     0% to 1/1/2002 (c) ..................................   15,000,000   16,675,200
   Series 1993, Prerefunded 1/1/2008, Step-up Coupon,
     0% to 1/1/2002 (c) ..................................    4,000,000    4,446,720
Colorado
Denver, CO, Airport System Revenue:
   Series 1990 A, Zero Coupon, 11/15/2001 ................    5,120,000    4,876,646
   Series 1990 A, Zero Coupon, 11/15/2003 ................    3,050,000    2,615,741
   Series 1990 A, Zero Coupon, 11/15/2004 ................    3,130,000    2,543,626

     The accompanying notes are an integral part of the financial statements.

                                                                 Principal
                                                                 Amount ($)  Value ($)
--------------------------------------------------------------------------------------

   Series 1991 A, Zero Coupon, 11/15/2005 ..................    1,855,000    1,427,052
   Series 1991 D, 7.75%, 11/15/2013 ........................    9,775,000   11,687,870
Denver, CO, Urban Renewal Authority, Tax Increment
   Revenue, AMT, Series 1989, 7.75%, 9/1/2016 ..............    2,500,000    2,658,325
Connecticut
Connecticut State Health Finance Authority, Edgehill
   Project, Series 1997 A, 6.875%, 7/1/2017 ................    4,500,000    4,403,970
Mashantucket, CT, Western Pequot Tribe:
   Series B, Zero Coupon, 9/1/2013 .........................    2,000,000      937,560
   Series 1999 B, Zero Coupon, 9/1/2010 ....................    2,000,000    1,146,240
   Series 1999 B, Zero Coupon, 9/1/2011 ....................    2,000,000    1,075,880
   Series 1996 B, 6.4%, 9/1/2011 ...........................    1,490,000    1,660,411
   Series 1996 B, Prerefunded to 9/1/2007, 6.4%,
     9/1/2011 (c) ..........................................    1,510,000    1,592,340
   Series 1997 B, 5.7%, 9/1/2012 ...........................    1,000,000      988,110
   Series 1999 B, Zero Coupon, 9/1/2012 ....................    2,000,000    1,004,060
   Series 1999 B, Zero Coupon, 9/1/2014 ....................    2,000,000      875,260
District of Columbia
District of Columbia:
   American College of Obstetricians, Series 1999,
     4.75%, 8/15/2018 (b) ..................................      500,000      452,450
   Certificate of Participation, Series 1993, 7.3%, 1/1/2013    4,650,000
                                                                             4,867,574
   Hospital Refunding Revenue, Metlantic Washington
     Hospital Center, Series 1992 A, 7.125%, 8/15/2019 .....    3,000,000
                                                                             3,180,090
   Water and Sewer Authority:
     Public Utilities Revenue, Series 1998, 7.993%,
       10/1/2014 (b) .......................................    4,220,000    4,940,438
     Series 2000, 8.012%, 10/1/2016 ........................    1,155,000    1,344,743
Florida
Bayside, FL, Community Development District, Capital
   Improvement Revenue, 6.3%, 5/1/2018 .....................      980,000      960,175
Broward County, FL, Housing Finance Authority, Single
   Family Mortgage Revenue, Series 1983, Zero Coupon,
   4/1/2014 ................................................      580,000      153,799
Hillsborough County, FL, Industrial Development Authority
   Revenue, University Community Hospital Project:
     5.625%, 8/15/2023 .....................................    1,550,000    1,313,827
     Series 1999, 5.625%, 8/15/2019 ........................    3,425,000    2,995,608
Indian Trace, FL, Special Tax Revenue, Water Management,
   Series 1995, 8.25%, 5/1/2005 ............................    1,380,000    1,447,937
Palm Beach County, FL, Health Facilities Authority,
   Retirement Community Revenue, Series 1998,
   5.125%, 11/15/2029 ......................................    2,000,000    1,609,200

     The accompanying notes are an integral part of the financial statements.

                                                               Principal
                                                               Amount ($)   Value ($)
-------------------------------------------------------------------------------------

Georgia
Athens-Clarke County, GA, Wesley Woods, Series 1997,
   6.35%, 10/1/2017 .........................................   1,575,000   1,405,971
Coweta County, GA, Residential Care Facilities for the
   Elderly, Wesley Woods, Series 1996 A, 8.25%,
   10/1/2026 ................................................   1,000,000   1,068,070
Municipal Electric Authority of Georgia, Series 1993 Z,
   5.5%, 1/1/2012 ...........................................   1,375,000   1,422,836
Rockdale County, GA, Development Authority, Solid Waste
   Disposal Revenue, Visy Paper Inc. Project, AMT,
   Series 1993, 7.4%, 1/1/2016 ..............................   4,460,000   4,529,130
Illinois
Chicago, IL, O'Hare International Airport, Special Facilities
   Revenue, United Airlines Project, Series 1999 A,
   5.35%, 9/1/2016 ..........................................   5,000,000   4,348,750
Hoffman Estates, IL, Tax Increment Revenue, Capital
   Appreciation, Junior Lien, Series 1991, Zero Coupon,
   5/15/2006 ................................................   4,000,000   3,028,960
Illinois Development Finance Authority, Hospital Revenue,
   Series 1999 A, 5.5%, 11/15/2029 ..........................   5,000,000   4,053,550
Winnebago County, IL, School District #122, Series 1992,
   6.45%, 6/1/2008 (b) ......................................   1,500,000   1,659,075
Indiana
Indiana Health Facilities Financing Authority Revenue,
   Franciscan Eldercare Community Services, Series 1998,
   5.875%, 5/15/2029 ........................................   2,300,000   1,838,114
Indianapolis, IN, Economic Development, Robin Run
   Village Project, Series 1992, 7.625%, 10/1/2022 ..........   1,500,000   1,547,580
Iowa
Iowa Financial Authority Retirement Authority, Wesley
   Retirement Services, 6.1%, 6/1/2024 ......................   2,250,000   1,880,708
Kansas
Manhattan, KS, Health Care Facilities, Revenue Bond,
   Meadowlark Hills Retirement, Series 1999 A,
   6.5%, 5/15/2028 ..........................................   1,000,000     884,280
Kentucky
Kenten County, KY, Airport Board, Delta Airlines Inc. .......
   Revenue, Series 1992 A, 6.125%, 2/1/2022 .................   4,150,000   3,971,924
Kentucky Economic Development Finance Authority,
   Health Systems Revenue, Norton Healthcare Inc.,
   Series 2000 A, 5.625%, 10/1/2028 .........................   5,500,000   5,382,465
Maine
Maine Finance Authority, Huntington Common,
   Series 1997 A, 7.5%, 9/1/2027 ............................   1,000,000     752,190


     The accompanying notes are an integral part of the financial statements.

                                                             Principal
                                                             Amount ($)   Value ($)
------------------------------------------------------------------------------------

Maryland
Anne Arundel County, MD, Special Obligation, National
   Business Park Project, 7.375%, 7/1/2028 ...............    2,000,000    2,056,280
Maryland Economic Development Corporation:
   Chesapeake Bay Conference, Series 1999 B,
     7.625%, 12/1/2022 ...................................   12,000,000   11,710,680
   University of Maryland Series 1999 A, 5.75%, 6/1/2031 .    1,000,000      920,050
Maryland State Health and Higher Educational Facilities
   Authority, University of Maryland Medical System
   Revenue, Series 2000, 6.75%, 7/1/2030 .................    2,500,000    2,589,675
Massachusetts
Boston, MA, Industrial Development Financing Authority,
   Springhouse Project, Series 1995, Prerefunded
   7/1/2005, 9.25%, 7/1/2025 .............................    1,350,000    1,627,169
Lowell, MA, General Obligation, Series 1991,
   8.3%, 2/15/2005 .......................................      365,000      378,542
Massachusetts Health and Educational Facilities Authority:
   Cooley Dickson Hospital Inc., Series 1993 A,
     Prerefunded to 5/15/2003, 7.125%, 11/15/2018 (c) ....    1,720,000
                                                                           1,841,312
   Partners Healthcare Systems, Series 1999 B,
     5.125%, 7/1/2019 ....................................    1,185,000    1,055,717
   South Shore Hospital:
     Series 1999 F, 5.625%, 7/1/2019 .....................    1,000,000      912,850
     Series 1999 F, 5.75%, 7/1/2029 ......................    4,000,000    3,595,680
Massachusetts Industrial Finance Agency:
   Edgewood Retirement Community, Series 1995 A, 9%,
     11/15/2025 ..........................................    1,000,000    1,213,760
   Solid Waste Disposal, Peabody Monofil Project,
     Series 1994, 9%, 9/1/2005 ...........................    1,680,000    1,734,768
Massachusetts State Development Financial Agency,
   Revenue, Health Care Facilities, Series 1999 A,
   7.1%, 7/1/2032 ........................................    4,000,000    3,709,960
Massachusetts State Rites, Series 2000, 5.961%,
   11/1/2010 .............................................    8,000,000    9,586,720
Michigan
Detroit, MI, Downtown Development Authority:
   Series 1996, Zero Coupon, 7/1/2011 ....................    3,150,000    1,788,313
   Series 1996, Zero Coupon, 7/1/2012 ....................    3,150,000    1,676,178
Kalamazoo, MI, Economic Development Revenue Bond,
   Series 1999 A, 7.5%, 5/15/2029 ........................    2,000,000    1,844,440
Michigan State Hospital Finance Authority Revenue, Sinai
   Hospital, Series 1995, Insured, 7.5%, 10/1/2027 (b) ...    2,000,000    2,253,820


     The accompanying notes are an integral part of the financial statements.

                                                              Principal
                                                              Amount ($)   Value ($)
------------------------------------------------------------------------------------

Michigan State Strategic Fund Limited, Revenue,
   5.75%, 11/15/2018 ......................................    1,500,000    1,262,205
Saginaw, MI, Hospital Finance Authority Revenue,
   Covenant Medical Center, Series F, 6.5%, 7/1/2030 ......    2,000,000    2,033,220
Mississippi
Mississippi Development Bank, Special Obligation,
   Diamond Lakes Utilities, Series 1997 A,
   6.25%, 12/1/2017 .......................................    1,800,000    1,698,516
Missouri
Florissant, MO, Industrial Development Authority:
   8.5%, 8/15/2030 ........................................    7,060,000    7,018,346
   St. Catherine Acquisition, 9%, 8/15/2030 ...............    3,305,000    3,285,897
St. Louis Industrial Development Authority, Senior Lien,
   St. Louis Convention, 7.25%, 12/15/2035 ................   10,000,000   10,073,700
Nevada
Clark County, NV, Pollution Control Revenue,
   Series 1995 D, 5.45%, 10/1/2023 ........................    3,470,000    2,948,112
Director State Nevada Department Business & Industry,
   Las Vegas Monorail Project, Revenue, 7.375%, 1/1/2030 ..    6,000,000    5,757,540
New Hampshire
New Hampshire Health & Educational Facilities Authority
   Revenue, New Hampshire College Issue, Series 2000,
   7.4%, 1/1/2023 .........................................    2,000,000    2,052,360
New Hampshire Higher Education and Health
   Facilities Authority:
     New Hampshire Catholic Charity:
       8.4%, 8/1/2011 .....................................      600,000      632,724
       Series 1991, Prerefunded 8/1/2001, 6.375%,
         3/1/2013 (c) .....................................      725,000      662,976
       Series 1997, 5.8%, 8/1/2022 ........................    2,760,000    2,333,580
     Rivermead at Peterborough:
       Series 1998, 5.5%, 7/1/2013 ........................    2,635,000    2,332,686
       Series 1998, 5.625%, 7/1/2018 ......................      500,000      405,855
     Riverwoods at Exeter, Series 1997 A, 6.5%, 3/1/2023 ..    1,000,000
                                                                              879,730
New Jersey
New Jersey Economic Development Authority, United
   Methodist Homes, Series 1995, Prerefunded 7/1/2005,
   7.5%, 7/1/2025 (c) .....................................    1,000,000    1,130,640
New Jersey State Transportation Certificate of
   Participation, Series 16, Inverse floater, Insured,
   6.9%, 9/15/2010 (b)** ..................................    8,250,000    9,435,525
New Jersey State Turnpike Authority Revenue, Series 2000 R,
   Insured, 6.17%, 1/1/2010 (b) ...........................    5,000,000    5,765,000


     The accompanying notes are an integral part of the financial statements.

                                                             Principal
                                                             Amount ($)     Value ($)
------------------------------------------------------------------------------------

New Mexico
Farmington, NM, Pollution Control Revenue:
   5.8%, 4/1/2022 ........................................   5,000,000   4,545,050
   5.8%, 4/1/2022 ........................................   2,000,000   1,818,020
New York
Brookhaven, NY, Industrial Development Authority,
   Civic Factory Revenue, Memorial Hospital Medical
   Center, Series A, 8.25%, 11/15/2030 ...................   1,000,000     978,220
Glen Cove Housing Authority, Senior Living Facility, AMT,
   Series 1996, 8.25%, 10/1/2026 .........................   1,500,000   1,577,415
Islip, NY, New York Community Development Agency,
   New York Institute of Technology, Series 1996,
   7.5%, 3/1/2026 ........................................   2,500,000   2,869,600
New York City, NY, General Obligation, Series 1996 A,
   7%, 8/1/2007 ..........................................   5,000,000   5,599,850
New York Metropolitan Transportation Department,
   Series 1993 O, 5.75%, 7/1/2013 ........................   2,750,000   2,920,968
New York, State Dormitory Authority Revenue, Series 310,
   Inverse Floater, Insured, 12.181%, 2/15/2010 (b) ** ...   4,250,000   5,036,293
Onondaga County, NY, Industrial Development Agency,
   Solid Waste Disposal Facility, Solvay Paperboard LLC,
   AMT Series 1998, 7%, 11/1/2030 ........................   3,500,000   3,330,005
Orange County, NY, Industrial Development Agency,
   Life Care Community Revenue, The Glen Arden
   Project, 5.7%, 1/1/2028 ...............................   1,250,000     977,663
North Carolina
Charlotte, NC, Special Facilities Revenue, Douglas
   International Airport-US Airways, 7.75%, 2/1/2028 .....   1,700,000   1,623,126
North Carolina Municipal Power Agency, Electric Revenue,
   Series 1999 B, 6.375%, 1/1/2013 .......................   2,075,000   2,178,750
North Dakota
Grand Forks, ND, Health Care Systems Revenue,
   Series 2000, 7.125%, 8/15/2024 ........................   2,000,000   2,014,280
Ohio
Hamilton County, OH, Health System Revenue, Franciscan
   Sisters of the Poor Health System, Providence Hospital,
   Series 1992, 6.8%, 7/1/2008 ...........................   5,485,000   5,770,604
Pennsylvania
Chester County, PA, Health and Education Facilities
   Authority Revenue, Series 1997 A, 5.375%, 5/15/2027 ...   4,270,000   3,757,429
Delaware County PA, First Management Revenue, 7.625%,
   7/1/2030 ..............................................   1,000,000   1,010,080
Delaware County, PA, White Horse Village Inc.:
   Series 1996 A, 6.7%, 7/1/2007 .........................   1,000,000     987,300
   Series 1996, 7.5%, 7/1/2018 ...........................   2,000,000   2,055,540


     The accompanying notes are an integral part of the financial statements.

                                                            Principal
                                                            Amount ($)   Value ($)
------------------------------------------------------------------------------------

Latrobe, PA, Industrial Development Authority, St. Vincent
   College Project, Series 1998, 5.375%, 5/1/2013 ........   1,685,000   1,638,831
Montgomery County, PA, Health and Educational Facilities
   Authority, Philadelphia Geriatric Center Revenue,
   Series 1999 A, 7.25%, 12/1/2027 .......................   3,125,000   3,017,594
Montgomery County, PA, Industrial Development
   Authority, Retirement Community Revenue, Series 1998,
   5.25%, 11/15/2028 .....................................   4,000,000   3,252,480
Montgomery County, PA, Multi-Family Housing Revenue,
   Series 1993 A, 6.375%, 7/1/2012 .......................   5,500,000   5,466,285
Pennsylvania Higher Education Authority, Medical
   College of Pennsylvania, Series 1991 B, Insured, 7.25%,
   3/1/2005 (b) ..........................................   1,000,000   1,026,850
Philadelphia, PA, Industrial Development Authority,
   Commercial Development Revenues, Series 1997,
   6.5%, 10/1/2027 .......................................   4,500,000   4,333,005
Westmoreland County, PA, Industrial Development
   Authority Revenue, Health Care Facilities-Redstone,
   Series 2000 B, 8.125%, 11/15/2030 .....................   3,000,000   2,956,110
South Carolina
South Carolina Jobs Economic Development Authority,
   Hospital Facilities Revenue, Series 2000 A,
   7.375%, 12/15/2021 ....................................   2,500,000   2,485,350
South Dakota
South Dakota Health & Educational Facilities Authority
   Revenue, Prairie Lakes:
     Series 1992, 7.125%, 4/1/2010 .......................     320,000     328,989
     Series 1992, Prerefunded 4/1/2003, 7.125%,
       4/1/2010 (c) ......................................     680,000     728,457
     Series 1992, 7.25%, 4/1/2022 ........................     320,000     324,451
     Series 1992, Prerefunded 4/1/2003, 7.25%,
       4/1/2022 (c) ......................................     680,000     730,320
Tennessee
Elizabethton, TN, Health and Educational Facilities Board
   Revenue, Series 2000 B, 8%, 7/1/2033 ..................   3,000,000   3,045,120
Johnson City, TN, Health and Educational Facilities Board
   Hospital Revenue, 7.5%, 7/1/2033 ......................   5,000,000   4,824,200
Texas
Arlington, TX, Independent School District, General
   Obligation, Series 1999, 5%, 2/15/2024 ................   7,000,000   6,515,110
Austin, TX, Bergstrom Landhost Enterprises, Airport Hotel,
   Series 1999 A, 6.75%, 4/1/2027 ........................   5,000,000   4,689,600
Bexar County, TX, Housing Finance Corporation, AMT,
   Series 1999 A, 8.2%, 4/1/2022 .........................     588,000     600,530
Dallas-Fort Worth, TX, Airport Revenue, American Airlines,
   AMT, Series 1990, 7.25%, 11/1/2030 ....................   5,000,000   5,143,150


     The accompanying notes are an integral part of the financial statements.

                                                             Principal
                                                             Amount ($)   Value ($)
------------------------------------------------------------------------------------

Hidalgo County, TX, Health Services, Mission Hospital,
   Series 1996, 6.75%, 8/15/2016 .........................    2,500,000    2,367,900
Lubbock, TX, Health Facilities Development Corporation,
   Carillon Inc., Series 1999 A, 6.5%, 7/1/2019 ..........    3,000,000    2,645,670
Magnolia, TX, Independent School District, Series 1999,
   5%, 8/15/2017 .........................................    2,400,000    2,286,888
Midland County, TX, Hospital District, Midland Memorial
   Hospital, Series 1992, 7.5%, 6/1/2016 .................    1,500,000    1,578,150
Richardson, TX, Hospital Authority, Hospital Revenue,
   Series 1998, 5.625%, 12/1/2028 ........................    1,250,000    1,005,450
Tarrant County, TX, Health Facilities Development Corp.,
   Hospital Revenue, 6.7%, 11/15/2030 ....................    2,500,000    2,444,025
Travis County, TX, Health Facilities Development Corp.,
   Ascension Health, Inverse Floating Rate Note,
   Series 1999 A, 6.25%, 11/15/2015** ....................   10,000,000   10,739,500
Utah
Salt Lake City, UT, Hospital Revenue, Inverse Floater,
   Series 1992, 6.15%, 2/15/2012** .......................    2,000,000    2,183,680
Vermont
Vermont Housing Finance Agency, Northgate Housing
   Project, Series 1989, 8.25%, 6/15/2020 ................      980,000    1,028,735
Virgin Islands
Virgin Islands Public Finance Authority Revenue,
   Series 1992 A, Prerefunded 10/1/2002, 7.25%,
   10/1/2018 (c) (d) .....................................    6,500,000    6,981,780
Virginia
Fairfax County, VA, Economic Development Authority
   Revenue, Series 1999 A, 7.25%, 10/1/2019 ..............    3,000,000    3,019,680
Pittsylvania County, VA, Industrial Development Authority,
   Multitrade of Pittsylvania County, L.P. Project:
     Series 1994 A, 7.45%, 1/1/2009 ......................    1,500,000    1,519,545
     Series 1994 A, 7.5%, 1/1/2014 .......................    3,500,000    3,545,535
Virginia Beach, VA, Development Authority Revenue,
   7%, 4/1/2010 ..........................................    2,660,000    2,627,468
West Virginia State Hospital Finance Authority, 6.75%,
   9/1/2030 ..............................................    5,000,000    5,085,300
Washington
Washington Public Power Supply System:
   Nuclear Project #2:
     Series 1992 A, 6.3%, 7/1/2012 .......................   10,000,000   11,060,800
     Series 1994, Inverse Floater, 6.42%, 7/1/2012** .....    3,000,000    3,045,000
   Nuclear Project #3, Series 1989 B, 7.125%, 7/1/2016 ...    2,500,000    2,968,850



     The accompanying notes are an integral part of the financial statements.

                                                                    Principal
                                                                    Amount ($)   Value ($)
------------------------------------------------------------------------------------------

 Wisconsin
 Wisconsin State Health and Educational Facilities Authority:
    Aurora Health Care Inc., Series 1999 A, 5.6%,
      2/15/2029 .............................................    10,500,000     8,737,050
    National Regency of New Berlin Project, Series 1995,
      8%, 8/15/2025 .........................................     1,465,000     1,523,937

-----------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $447,814,428)                     468,002,087
-----------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $463,514,428) (a)                  483,702,087
-----------------------------------------------------------------------------------------


* Floating rate and monthly, weekly or daily demand notes are securities whose yields vary with a designated market index or market rate. Variable rate demand notes are securities whose yields are periodically reset at market levels. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rates as of November 30, 2000.

(a) The cost for federal income tax purposes was $463,514,428. At November 30, 2000, net unrealized appreciation for all securities based on tax cost was $20,187,659. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $27,434,343 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,246,684.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(d) At November 30, 2000, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

         AMT: Alternative minimum tax

--------------------------------------------------------------------------------

   At November 30, 2000, open futures contracts sold short were as follows:

                                                         Aggregate
                                                          Face
Futures                          Expiration   Contracts  Value ($)     Value ($)
------------------------------- ------------  --------  ------------  ----------
Municipal Bond Index .......... 12/19/2000     225      22,192,400   22,746,094

Total unrealized depreciation on open futures contracts sold short ..  (553,694)


--------------------------------------------------------------------------------


     The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $463,514,428) ....   $ 483,702,087
Receivable for investments sold ............................         575,000
Interest receivable ........................................       7,558,127
Receivable for Fund shares sold ............................       1,779,922
Due from Adviser ...........................................          29,803
Other assets ...............................................           2,166
                                                               -------------
Total assets ...............................................     493,647,105

Liabilities
--------------------------------------------------------------------------------
Due to custodian bank ......................................          10,527
Dividends payable ..........................................       2,240,174
Payable for investments purchased ..........................      13,931,865
Payable for Fund shares redeemed ...........................         202,648
Payable for daily variation margin on open futures contracts         133,594
Accrued management fee .....................................          41,341
Accrued Trustees' fees and expenses ........................          59,607
                                                               -------------
Total liabilities ..........................................      16,619,756
--------------------------------------------------------------------------------
Net assets, at value                                           $ 477,027,349
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on:
   Investments .............................................      20,187,659
   Futures .................................................        (553,694)
Accumulated net realized gain (loss) .......................     (12,151,057)
Paid-in capital ............................................     469,544,441
--------------------------------------------------------------------------------
Net assets, at value                                           $ 477,027,349
--------------------------------------------------------------------------------



     The accompanying notes are an integral part of the financial statements.

Net Asset Value
--------------------------------------------------------------------------------

Class AARP
Net Asset Value, offering and redemption price per share ($409,856 / 33,647
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ---------
   of shares authorized) .....................................................   $   12.18
Class S                                                                          ---------
Net Asset Value, offering and redemption price per share ($461,323,092 /
   37,862,219 outstanding shares of beneficial interest, $.01 par value,         ---------
   unlimited number of shares authorized) ....................................   $   12.18
Class A                                                                          ---------
Net Asset Value and redemption price per share ($10,562,211 / 867,658
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ---------
   of shares authorized) .....................................................   $   12.17
                                                                                 ---------
                                                                                 ---------
Maximum offering price per share (100 / 95.5 of $12.17) ......................   $   12.74
Class B                                                                          ---------
Net Asset Value, offering and redemption price (subject to contingent deferred
   sales charge) per share ($2,342,315 / 192,356 outstanding shares of           ---------
   beneficial interest, $.01 par value, unlimited number of shares authorized)   $   12.18
Class C                                                                          ---------
Net Asset Value, offering and redemption price (subject to contingent deferred
   sales charge) per share ($2,389,875 / 196,206 outstanding shares of           ---------
   beneficial interest, $.01 par value, unlimited number of shares authorized)   $   12.18
                                                                                 ---------


     The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statement of Operations for the six months ended November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest .......................................................   $ 15,078,692
                                                                   ------------
Expenses:
Management fee .................................................      1,463,416
Services to shareholders .......................................        275,365
Custodian and accounting fees ..................................         36,064
Distribution services fees .....................................          8,061
Administrative services fees ...................................          8,543
Auditing .......................................................         25,378
Legal ..........................................................          3,526
Trustees' fees and expenses ....................................          4,254
Reports to shareholders ........................................         26,593
Registration fees ..............................................         64,555
Other ..........................................................          4,085
                                                                   ------------
Total expenses, before expense reductions ......................      1,919,840
Expense reductions .............................................        (81,439)
                                                                   ------------
Total expenses, after expense reductions .......................      1,838,401
Net investment income ..........................................     13,240,291

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................      1,006,091
Futures ........................................................     (1,725,300)
                                                                   ------------
                                                                       (719,209)
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................     13,095,702
Futures ........................................................       (666,575)
                                                                   ------------
                                                                     12,429,127
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           11,709,918
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      24,950,209
--------------------------------------------------------------------------------




     The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                       Six Months
                                                     Ended November
                                                        30, 2000      Year Ended May
Increase (Decrease) in Net Assets                     (Unaudited)        31, 2000
-------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $  13,240,291    $  22,900,860
Net realized gain (loss) on investment transactions        (719,209)      (5,601,313)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      12,429,127      (22,532,243)
                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ................................      24,950,209       (5,232,696)
                                                      -------------    -------------
Distributions to shareholders from:
Net investment income:
  Class AARP ......................................          (1,294)            --
                                                      -------------    -------------
  Class S .........................................     (13,050,927)     (22,899,579)
                                                      -------------    -------------
  Class A .........................................        (131,048)            (634)
                                                      -------------    -------------
  Class B .........................................         (29,881)            (498)
                                                      -------------    -------------
  Class C .........................................         (27,141)            (149)
                                                      -------------    -------------
Fund share transactions:
Proceeds from shares sold .........................     114,009,158      206,693,996
Reinvestment of distributions .....................       7,882,684       15,204,758
Cost of shares redeemed ...........................     (93,509,430)    (206,909,446)
                                                      -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions .............................      28,382,412       14,989,308
                                                      -------------    -------------
Increase (decrease) in net assets .................      40,092,330      (13,144,248)
Net assets at beginning of period .................     436,935,019      450,079,267
Net assets at end of period .......................   $ 477,027,349    $ 436,935,019



     The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

-------------------------------------------------------------------------------
                                                                      2000(a)
-------------------------------------------------------------------------------
Net asset value, beginning of period                                 $12.18
                                                                     ----------
-------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------
  Net investment income                                                 .11
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    .00
                                                                     ----------
-------------------------------------------------------------------------------
  Total from investment operations                                      .11
-------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------
  Net investment income                                               (.11)
-------------------------------------------------------------------------------
Net asset value, end of period                                       $12.18
                                                                     ----------
-------------------------------------------------------------------------------
Total Return (%)                                                        .94(b)**
-------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   .4
-------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         .90*
-------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          .79*
-------------------------------------------------------------------------------
Ratio of net investment income                                         5.96*
-------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              12*
-------------------------------------------------------------------------------


(a) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to November 30, 2000 (Unaudited).

(b) Total returns would have been lower had certain expenses not been reduced.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

------------------------------------------------------------------------------------
                               2000(b)   2000(c)  1999(d)  1998(e) 1997(e)  1996(e)
------------------------------------------------------------------------------------
Net asset value, beginning of
period                        $11.87    $12.69   $12.93   $12.78   $12.04  $12.19
                              ------------------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income          .35       .66      .26      .65      .67     .66
------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                   .31      (.82)    (.24)     .15      .74    (.15)
                              ------------------------------------------------------
------------------------------------------------------------------------------------
  Total from investment
  operations                     .66      (.16)     .02      .80     1.41     .51
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income         (.35)     (.66)    (.26)    (.65)    (.67)   (.66)
------------------------------------------------------------------------------------
Net asset value, end of period$12.18    $11.87   $12.69   $12.93   $12.78  $12.04
                              ------------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)               5.57(f)** (1.28)(f)  .18**   6.38    12.04    4.43(f)
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                     461       436      450      432      337     293
------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)           .82*    .89(g)     .83*     .84      .90     .95
------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)           .79*    .87(g)     .83*     .84      .90     .91
------------------------------------------------------------------------------------
 Ratio of net investment
 income (%)                     5.71*      5.42    4.91*    5.03     5.43    5.59
------------------------------------------------------------------------------------
Portfolio turnover rate (%)       12*        62       7*      14       33      22
------------------------------------------------------------------------------------


(a)      On May 1, 2000 existing shares of the Fund were designated as Class S.

(b)      For the six months ended November 30, 2000 (Unaudited).

(c)      For the year ended May 31, 2000.

(d) For the five months ended May 31, 1999. On August 10, 1998, the Fund changed the fiscal year end from December 31 to May 31.

(e)      For the year ended December 31.

(f) Total returns would have been lower had certain expenses not been reduced.

(g) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .86% and .85%, respectively (see Notes to Financial Statements).

*        Annualized

**       Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder High Yield Tax Free Fund (the "Fund") is a diversified series of Scudder Municipal Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On May 1, 2000, the Fund commenced offering multiple classes of shares. Existing shares of the Fund were redesignated as Class S and the Fund commenced offering Classes A, B and C shares. In addition, on October 2, 2000, the Fund commenced offering Class AARP shares. The five classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are especially designed for members of AARP and are not subject to initial or contingent deferred sales charges. Class S shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services-level and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased index futures to manage the duration of the portfolio. In addition, the Fund also sold index futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund depending upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $6,600,000, which may be applied against any realized net taxable capital gains of each succeeding year, until fully utilized or until May 31, 2005 ($3,900,000) and May 31, 2008 ($2,700,000), the respective expiration dates or whichever occurs first.

In addition, from November 1, 1999 through May 31, 2000, the Fund incurred approximately $3,600,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2001.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premium and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended November 30, 2000, purchases and sales of municipal securities (excluding short-term investments) aggregated $57,671,338 and $26,143,451, respectively.

C. Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc. ("Scudder" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.65% on the first $300,000,000 of the Fund's average daily net assets and 0.60% of such net assets in excess of $300,000,000, computed and accrued daily and payable monthly. From June 1, 2000 to October 1, 2000, the Adviser maintained the annualized expenses of the classes of the Fund until October 1, 2000 as follows: Class S shares 0.80%, Class A shares 0.80%, Class B shares 1.60% and Class C shares 1.58%.

Effective October 2, 2000, the Fund as approved by the Fund's Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with the Adviser. The Management Agreement is identical to the pre-existing agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.65% of the first $300,000,0000 of the Fund's average daily net assets, .60% on the next $200,000,000 of the Fund's average daily net assets, and 0.575% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. From October 2, 2000 to November 30, 2000 the Adviser maintained the annualized expenses of the classes of the Fund as follows: Class S shares 0.79%, Class AARP shares 0.79%, Class A shares 0.80%, Class B shares 1.60% and Class C shares 1.58%. Certain expenses, such as taxes, brokerage and interest expense are excluded from the expense limitation. Accordingly, for the six months ended November 30, 2000 the Adviser did not impose a portion of its management fee pursuant to the Agreement and the Management Agreement aggregating $72,956 and the amount imposed aggregated $1,390,460, which was equivalent to an annualized effective rate of 0.60% of the Fund's average daily net assets.

Distribution Service Agreement. In accordance with Rule 12b-1 under the 1940 Act, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2000, the Distribution Fee was as follows:


                                                                 Unpaid at
                                                                November 30,
                 Distribution Fee           Total Aggregated       2000
------------------------------------------- ---------------- ----------------
Class B ..................................  $        4,226   $        1,270
Class C ..................................           3,835            1,256
                                            $        8,061   $        2,526


Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2000 aggregated $550,127, of which none was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2000, there was no CDSC for Classes B and C.

Administrative Services Fees. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2000, the Administrative Services Fee was as follows:

                                                                         Unpaid at
                                         Total       Fees Waived by    November 30,
   Administrative Services Fee        Aggregated           KDI             2000
----------------------------------  ---------------  ---------------  ---------------
Class A ..........................  $        5,688   $           --   $        5,350
Class B ..........................           1,492               --            1,328
Class C ..........................           1,363               --            1,201
                                    $        8,543   $           --   $        7,879

Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C shares. For the six months ended November 30, 2000, the amount charged to Classes A, B and C by KSC aggregated $345, $283 and $146, respectively, of which $267, $187 and $131, respectively, is unpaid at November 30, 2000. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for Class S shares. For the six months ended November 30, 2000, the amount charged to Class S shares by SSC for shareholder services aggregated $153,544, of which $27,967 is unpaid at November 30, 2000.

Fund Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended November 30, 2000, the amount charged to the Fund by SFAC aggregated $32,350, of which $6,310 is unpaid at November 30, 2000.

Trustees' Fees. The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended November 30, 2000, Trustees' fees and expenses aggregated $4,254.

Other Related Parties. Effective October 2, 2000, Scudder has agreed to pay a fee to AARP and/or its affiliates in return for advice relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined assets of the AARP classes of all funds managed by Scudder. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended November 30, 2000, the Fund's custodian and transfer agent fees (Class S shares only) were reduced by $1,234 and $7,249, respectively, under these arrangements.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the no-load open-end funds Scudder advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative for Class S shares were borne jointly by Scudder and certain of the affected funds. For the year ended May 31, 2000, a one-time fee of $59,607 was accrued by Class S shares for payment to those Trustees not affiliated with the Adviser who did not stand for re-election. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser agreed to bear $29,803 of such costs, which were paid to the Fund in December 2000.

G. Share Transactions

The following tables summarize share and dollar activity in the Fund:

                          Six Months Ended                        Year Ended
                          November 30, 2000                      May 31, 2000
                 --------------------------------------------------------------------
                     Shares           Dollars            Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------
Class AARP* ..           33,654   $      408,842                --    $           --
Class S** ....        8,116,536       98,688,256        17,085,134       206,124,783
Class A ......          852,595       10,388,246            27,398           324,369
Class B ......          180,570        2,191,374            17,635           208,844
Class C ......          191,892        2,332,440             2,995            36,000
                                  $  114,009,158                      $  206,693,996

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP* ..               14   $          165                --    $           --
Class S** ....          641,554        7,781,403         1,253,142        15,203,877
Class A ......            6,198           75,527                50               590
Class B ......              792            9,654                12               142
Class C ......            1,306           15,935                13               149
                                  $    7,882,684                      $   15,204,758
Shares redeemed
-------------------------------------------------------------------------------------
Class AARP* ..             (21)   $        (275)                --    $           --
Class S** ....      (7,668,872)     (93,287,571)      (17,028,771)     (206,829,984)
Class A ......         (11,891)        (144,992)           (6,692)          (79,462)
Class B ......          (6,653)         (76,554)                --                --
Class C ......               --             (38)                --                --
                                  $ (93,509,430)                      $(206,909,446)
Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP* ..           33,647   $      408,731                --    $           --
Class S** ....        1,089,218       13,182,089         1,309,505        14,498,676
Class A ......          846,902       10,318,781            20,756           245,497
Class B ......          174,709        2,124,474            17,647           208,986
Class C ......          193,198        2,348,337             3,008            36,149
                                  $   28,382,412                      $   14,989,308


* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to November 30, 2000.

** On May 1, 2000, existing shares of the Fund were redesignated as Class S shares.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder High Yield Tax Free Fund (the "fund"), a series of Scudder Municipal Trust was held on July 13, 2000, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees of Scudder Municipal Trust.

                                                         Number of Votes:
   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          24,922,147           712,670
   Linda C. Coughlin                             24,863,957           770,860
   Dawn-Marie Driscoll                           24,874,930           759,887
   Edgar R. Fiedler                              24,890,593           744,224
   Keith R. Fox                                  24,923,529           711,288
   Joan E. Spero                                 24,864,767           770,050
   Jean Gleason Stromberg                        24,872,097           762,720
   Jean C. Tempel                                24,884,029           750,788
   Steven Zaleznick                              24,900,110           734,707
--------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending May 31, 2001.

                                    Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
     24,998,194             314,335              322,288                 0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                    Thomas V. Bruns*
   o  President and Trustee              o  Vice President

 Henry P. Becton, Jr.                  Philip G. Condon*
   o  Trustee; President, WGBH           o  Vice President
      Educational Foundation
                                       William F. Glavin*
 Dawn-Marie Driscoll                     o  Vice President
   o  Trustee; President,
      Driscoll Associates;             Ashton P. Goodfield*
      Executive Fellow, Center           o  Vice President
      for Business Ethics,
      Bentley College                  James E. Masur*
                                         o  Vice President
 Edgar R. Fiedler
   o  Trustee; Senior Fellow and       Howard S. Schneider*
      Economic Counsellor, The           o  Vice President
      Conference Board, Inc.
                                       John Millette*
 Keith R. Fox                            o  Vice President and Secretary
   o  Trustee; General Partner,
      The Exeter Group of Funds        Kathryn L. Quirk*
                                         o  Vice President and
 Joan E. Spero                              Assistant Secretary
   o  Trustee; President, The
      Doris Duke Charitable            John R. Hebble*
      Foundation                         o  Treasurer

 Jean Gleason Stromberg                Brenda Lyons*
   o  Trustee; Consultant                o  Assistant Treasurer

 Jean C. Tempel                        Caroline Pearson*
   o  Trustee; Managing Director,        o  Assistant Secretary
      First Light Capital, LLC
                                       *Zurich Scudder Investments, Inc.
 Steven Zaleznick
   o  Trustee; President and
      Chief Executive Officer,
      AARP Services, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Bond Fund                Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund




                                       41

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 360 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS(SM)
[LOGO]



AARP Investment
Program from Scudder
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Funds
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group